This presentation (and oral statements made regarding the subject of this presentation) contains certain “forward- looking statements” that are based on various facts and derived utilizing numerous important assumptions and are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements include information about our future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “anticipates,” “intends,” “projects,” “estimates,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing. Forward-looking statements are based on management’s current expectations and involve risks and uncertainties that could cause actual results to differ materially from the Company’s historical results or those described in our forward-looking statements. PCB Bancorp disclaims any obligation to update any forward-looking statement. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. 2

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$0.08 $0.11 $0.12 $0.12 $0.25 $0.40 $0.44 $0.60 $8.26 $9.48 $10.60 $13.16 $14.44 $15.19 $17.24 $22.94 $23.56 $18.21 $18.72 $0. 00 $5. 00 $10 .00 $15 .00 $20 .00 $25 .00 $0. 00 $0. 10 $0. 20 $0. 30 $0. 40 $0. 50 $0. 60 $0. 70 $0. 80 2015 2016 2017 2018 2019 2020 2021 2022 1Q23 Cash Dividend & Book Value/Tangible Common Equity Per Share (1), (2) Cash Dividend Per Share Book Value Per Share TCE Per Share As of April 18, 2023 Common Stock Ticker PCB Market Cap $188.3 million Price Per Share $13.15 52 Week Range $13.15 - $21.95 Dividend Yield (Dividend Payout Ratio) 4.56% (25.21% 2Q22-1Q23) Number of Shares 14,317,390 Shares Preferred Stock Senior Non-Cumulative Perpetual, Series C 69,141 Shares ($69.1 million) Stock Repurchase Plan Announced on July 28, 2022 5% of Outstanding (747,938 shares) Completed in 1Q23, Purchased & Retired 747,938 shares (1) Book value / Tangible Common Equity (“TCE”) per share at period end. (2) TCE per share is not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). See “Non- GAAP measure” for a reconciliation of this measure to its most comparable GAAP measure. (3) Dividend is not declared yet. (3)

$1.34 $1.45 $1.58 $1.73 $2.05 $2.09 0.0 00 0.5 00 1.0 00 1.5 00 2.0 00 2.5 00 2018 2019 2020 2021 2022 Mar-23 Held-For-Investment Loans ($bn) $1.44 $1.48 $1.59 $1.87 $2.05 $2.14 0.0 00 0.5 00 1.0 00 1.5 00 2.0 00 2.5 00 2018 2019 2020 2021 2022 Mar-23 Deposits ($bn) $24.3 $24.1 $16.2 $40.1 $35.0 $10.3 0.0 00 5.0 00 10. 000 15. 000 20. 000 25. 000 30. 000 35. 000 40. 000 45. 000 2018 2019 2020 2021 2022 1Q23 Net Income ($mm) $1.65 $1.49 $1.04 $2.62 $2.31 $0.70 0.0 00 0.5 00 1.0 00 1.5 00 2.0 00 2.5 00 3.0 00 2018 2019 2020 2021 2022 1Q23 Diluted Earnings Per Share CAGR +11.2% CAGR +9.1% 6

1.53% 1.40% 0.84% 1.96% 1.54% 1.69% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 2018 2019 2020 2021 2022 1Q23 Return on Average Assets 14.26% 10.88% 7.08% 16.52% 11.41% 12.46% 0 0.0 2 0.0 4 0.0 6 0.0 8 0.1 0.1 2 0.1 4 0.1 6 0.1 8 2018 2019 2020 2021 2022 1Q23 Return on Average Equity/TCE (1) 52.8% 52.3% 53.5% 45.2% 49.1% 54.1% 0.0 0% 10. 00% 20. 00% 30. 00% 40. 00% 50. 00% 60. 00% 2018 2019 2020 2021 2022 1Q23 Efficiency Ratio 4.23% 4.11% 3.53% 3.83% 4.08% 3.79% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 3.0 0% 3.5 0% 4.0 0% 4.5 0% 2018 2019 2020 2021 2022 1Q23 Net Interest Margin (1) Return on average TCE (“ROATCE”) is not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measure. (2) Annualized. 15.70%(1) 7 13.23%(1) (2) (2) (2)

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As of or For the Quarter Ended ($ in thousands except per share data) 03/31/23 12/31/22 03/31/22 Income Statement Summary: Interest Income $ 34,536 $ 31,576 $ 20,894 Interest Expense 12,122 7,311 901 Net Interest Income 22,414 24,265 19,993 Noninterest Income 3,021 2,389 5,286 Noninterest Expense 13,754 13,115 12,071 Provision (reversal) for Credit Losses (1) (2,778) 1,149 (1,191) Pretax Income 14,459 12,390 14,399 Income Tax Expense 4,162 3,688 4,159 Net Income 10,297 8,702 10,240 Diluted Earnings Per Share (“EPS”) $ 0.70 $ 0.58 $ 0.67 Selected Balance Sheet Items: Loans held-for-investment (“HFI”) $ 2,092,442 $ 2,046,063 $ 1,742,955 Loans held-for-sale (“HFS”) 14,352 22,811 18,340 Total Deposits 2,141,689 2,045,983 1,910,379 Total Assets 2,500,524 2,420,036 2,199,742 Shareholders’ Equity 336,830 335,442 261,058 Key Metrics: Book Value Per Share $ 23.56 $ 22.94 $ 17.47 TCE Per Share (2) $ 18.72 $ 18.21 $ 17.47 Return on Average Assets (“ROAA”) (3) 1.69% 1.44% 1.92% Return on Average Equity (“ROAE”) (3) 12.46% 10.31% 16.01% ROATCE (1), (2) 15.70% 12.99% 16.0.1% Net Interest Margin (2) 3.79% 4.15% 3.87% Efficiency Ratio 54.08% 49.20% 47.75% • Adopted Current Expected Credit Losses (“CECL”) accounting standard effective January 1, 2023, resulting in an initial adjustment to the allowance for credit losses (“ACL”)(1) on loans of $1.1 million and the ACL on off-balance sheet credit exposures of $1.6 million. • Recorded a provision (reversal) for credit losses on loans of $(2.8) million for the current quarter compared with $1.1 million for the previous quarter and $(1.2) million for the year-ago quarter. • ACL to loans held-for-investment ratio was 1.18% at March 31, 2023 compared with 1.22% at December 31, 2022. • Completed the repurchase program that was announced on July 28, 2022. Repurchased and retired 747,938 shares of common stock at a weighted-average price of $18.15 under this program. (1) Provision (reversal) for credit losses and ACL for reporting periods beginning with January 1, 2023 are presented under ASC 326, while prior period comparisons continue to be presented under legacy ASC 450 and ASC 310 on this report (2) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of these measures to their most comparable GAAP measures. (3) Annualized. 9

Commercial Property 37% Business Property 25% Multifamily 6% Construction 1% Commercial and Industrial 13%Consumer 18% HFI Loan Composition $1,136 $1,189 $1,244 $1,289 $1,348 $1,422 $1,440 $1,445 $365 $296 $257 $217 $205 $216 $249 $268$219 $223 $231 $237 $280 $321 $357 $379 $1,720 $1,708 $1,732 $1,743 $1,833 $1,959 $2,046 $2,092 - 500 1,00 0 1,50 0 2,00 0 2,50 0 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 HFI Loan Trend Commercial Real Estate Commercial and Industrial Consumer ($ in millions) March 31, 2023 YoY +20.1% $679 $706 $733 $756 $819 $898 $925 $943 269% 270% 270% 270% 230% 249% 254% 259% 0.0% 50.0% 100 .0% 150 .0% 200 .0% 250 .0% 300 .0% 300 .0 400 .0 500 .0 600 .0 700 .0 800 .0 900 .0 1,00 0.0 1,10 0.0 1,20 0.0 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Commercial Real Estate (1) Loan Trend CRE Loans % to the Bank's Total Risk-Based Capital ($ in millions) (1) Per regulatory definitions in the Commercial Real Estate (“CRE”) Concentration Guidance 10

Fixed (WA Rate: 5.95%) 23% Variable (WA Rate: 8.26%) 38% Hybrid (WA Rate: 4.51%) 39% Interest Rate Mix(2) $17 $25 $19 $25 $23 $29 $15 $14 $85 $93 $69 $67 $126 $68 $64 $27 $105 $105 $97 $62 $129 $169 $110 $71 3.90% 3.95% 4.01% 4.26% 5.23% 5.92% 7.17% 8.04% -3.00% -1.00% 1.00% 3.00% 5.00% 7.00% 0.0 50.0 100 .0 150 .0 200 .0 250 .0 300 .0 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 New Production (1),(2) by Rate Type Fixed Hybrid Variable WA Rate (1) Total commitment basis (2) Excluding SBA PPP loans. March 31, 2023($ in millions) 27% 26% 25% 26% 26% 24% 24% 23% 23% 22% 25% 28% 30% 32% 37% 38% 39% 39% 51% 49% 47% 44% 42% 39% 38% 38% 38% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100 % Mar-21 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Interest Rate Mix Trend (2) Fixed Hybrid Variable 11

Loan Repricing Schedule as of March 31, 2023 HFI Loans HFS Loans Total Loans (2) ($ in thousands) Carrying Value Rate (1) Carrying Value Rate (1) Carrying Value Rate (1) Less Than 3 Months $ 680,595 8.62% $ 14,352 9.34% $ 694,947 8.63% 3 to 12 Months 97,887 5.18% 0 97,887 5.18% 1 to 3 Years 371,425 4.63% 0 371,425 4.63% 3 to 5 Years 810,544 4.54% 0 810,544 4.54% More than 5 Years 131,991 4.84% 0 131,991 4.84% Total $ 2,092,442 5.93% $ 14,352 9.34% $ 2,106,794 5.96% Breakout of Interest and Fee Income on Loans Total Loans (2) ($ in thousands) Amount Yield 1Q23 Average Carrying Value $ 2,072,415 Interest on Loans $ 30,383 5.95% Fee (Cost) 122 0.02% Prepayment Penalty & Late Charges 53 0.01% Discount (Premium) 671 0.13% Total Interest & Fees $ 31,229 6.11% (1) Weighted-average contractual rate (2) Include both HFI & HFS loans 12

PCB BANCORP

Loan Concentration

Commercial Real Estate Loans By Property Type as of March 31, 2023

($ in thousands)	Carrying Value	% to Total	Count	WA LTV[1]	WA Rate	Maturing <= 1 Year	Maturing 2-3 Years	Maturing 3-5 Years	Maturing > 5 Years
Retail (More than 50%)	$ 307,690	21.1%	289	48.8%	5.72%	$ 25,297	$ 92,783	$ 73,364	$ 116,246
Industrial	267,314	18.5%	167	50.5%	5.62%	46,005	51,123	60,870	109,316
Mixed Use	149,348	10.3%	141	47.2%	5.27%	8,710	37,151	57,345	46,142
Motel & Hotel	107,718	7.5%	106	49.4%	6.94%	10,370	12,264	24,383	60,701
Apartments	107,005	7.4%	54	52.1%	4.68%	7,228	8,590	39,277	51,910
Gas Station	95,286	6.6%	121	55.7%	6.29%	3,009	5,154	24,377	62,746
Office	78,941	5.5%	50	55.5%	5.48%	9,575	12,868	29,561	26,937
Medical	58,191	4.0%	30	42.0%	7.24%	12,012	492	30,056	15,631
Auto (Sales, Repair, & etc.)	38,485	2.7%	32	55.7%	5.16%	699	9,932	748	27,106
Car Wash	37,068	2.6%	31	51.4%	5.74%	1,498	11,899	8,235	15,436
Spa, Sauna, & Other Self-Care	33,580	2.3%	10	49.5%	5.32%	3,439	13,712	436	15,993
Golf Course	28,226	2.0%	6	48.9%	4.39%	2,128	18,189	5,660	2,249
Condominium (Commercial)	28,208	2.0%	36	48.2%	5.64%	2,939	8,345	7,542	9,382
Wholesale	24,681	1.7%	18	45.0%	5.75%	3,459	4,408	3,346	13,468
Construction	15,930	1.1%	4	50.5%	9.00%	15,930	0	0	0
Church	11,031	0.8%	16	35.1%	4.78%	1,161	1,439	5,334	3,097
Others	56,487	3.9%	74	54.0%	6.16%	7,401	12,489	9,907	26,690
Total	**$ 1,445,189**	**100.0%**	**1,185**	**50.1%**	**5.75%**	**$ 160,860**	**$ 300,838**	**$ 380,441**	**$ 603,050**

(1) Collateral value at origination

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Commercial and Industrial Loans – By Industry Type as of March 31, 2023 ($ in thousands) Carrying Value % to Total WA Rate WA Remaining Months to Maturity General Manufacturing & Wholesale Trade $ 57,800 21.6% 8.27% 19 Finance & Insurance 47,381 17.7% 7.69% 7 Food Services 43,003 16.1% 8.65% 47 Real Estate Related 34,049 12.7% 8.86% 56 Retail Trade 33,671 12.6% 7.49% 22 Entertainment & Recreation 21,509 8.0% 8.11% 31 Professional, Scientific, & Technical Services 16,895 6.3% 8.47% 19 Other Services 4,508 1.7% 7.81% 43 Transportation & Warehousing 3,543 1.3% 7.94% 9 Health Care & Social Assistance 2,909 1.1% 8.89% 27 All Other 2,406 0.9% 7.60% 29 Total $ 267,674 100.0% 8.19% 28 14 Residential Mortgage Loans as of March 31, 2023 ($ in thousands) Carrying Value WA LTV(1) WA FICO Residential Mortgage $ 356,967 60.2% 759 (1) Collateral value at origination

Geographic Concentration as of March 31, 2023 Commercial Real Estate Commercial & Industrial Residential Mortgage Total (1) ($ in thousands) Carrying Value % to Total Carrying Value % to Total Carrying Value % to Total Carrying Value % to Total California $ 1,165,780 80.8% $ 215,844 80.6% $ 355,356 99.5% $ 1,736,980 84.0% New York 64,983 4.5% 14,532 5.4% 0 79,515 3.8% Texas 66,096 4.6% 5,065 1.9% 0 71,161 3.4% New Jersey 44,964 3.1% 8,397 3.1% 1,611 0.5% 54,972 2.7% Washington 36,475 2.5% 2,310 0.9% 0 38,785 1.9% Nevada 13,434 0.9% 6,473 2.4% 0 19,907 1.0% Georgia 9,896 0.7% 737 0.3% 0 10,633 0.5% Illinois 7,627 0.5% 712 0.3% 0 8,339 0.4% Colorado 5,984 0.4% 730 0.3% 0 6,714 0.3% Oregon 2,552 0.2% 3,836 1.4% 0 6,388 0.3% Virginia 3,441 0.2% 95 0.0% 0 3,536 0.2% Maryland 1,902 0.1% 944 0.4% 0 2,846 0.1% Pennsylvania 2,652 0.2% 16 0.0% 0 2,668 0.1% Other States 19,403 1.3% 7,983 3.0% 0 27,386 1.3% Total $ 1,445,189 100.0% $ 267,674 100.0% $ 356,967 100.0% $ 1,736,980 100.0% 15 (1) Total loans, excluding other consumer loans.

$1.4 $1.1 $1.0 $1.4 $2.0 $7.4 $7.4 $3.0 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 8.0 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Non-Performing Assets (“NPAs”) 0.07% 0.05% 0.05% 0.06% 0.09% 0.32% 0.30% 0.12% 0.0 0% 0.0 5% 0.1 0% 0.1 5% 0.2 0% 0.2 5% 0.3 0% 0.3 5% Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 NPAs to Total Assets 1.45% 1.39% 1.29% 1.22% 1.15% 1.21% 1.22% 1.18% 0.0 0% 0.2 0% 0.4 0% 0.6 0% 0.8 0% 1.0 0% 1.2 0% 1.4 0% 1.6 0% 1.8 0% Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 ACL (1) to HFI Loans 1721% 2133% 2252% 1495% 1723% 321% 742% 834% 0.0 0% 500 .00% 100 0.00% 150 0.00% 200 0.00% 250 0.00% Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 ACL (1) to Non-Performing HFI Loans (1) This adjusted ACL to HFI Loans ratio excludes SBA PPP loans and is not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measures. ($ in millions) 1.62%(2) 1.48%(2) 1.23%(2) 1.34%(2) 16

(1) 0.72% 0.64% 0.40% 0.26% 0.18% 0.17% 0.14% 0.11% 0.10% 0.0 0% 0.1 0% 0.2 0% 0.3 0% 0.4 0% 0.5 0% 0.6 0% 0.7 0% 0.8 0% Hope Shinhan America Peer Group USM Open Hanmi PCB CBB Woori America NPAs / (Total Loans + OREO) (2) 0.63% 0.56% 0.45% 0.24% 0.16% 0.0 0% 0.1 0% 0.2 0% 0.3 0% 0.4 0% 0.5 0% 0.6 0% 0.7 0% Hanmi Hope CBB PCB Open Classified Assets to Total Assets (3) (1) Korean-American banks operating in Southern California (2) Source: UBPR (3) Source: Press release concerning financial performance March 31, 2023 Peer Data as of December 31, 2022 17 March 31, 2023 Peer Data as of December 31, 2022

$1,459 $1,505 $1,510 $1,602 $1,717 $1,600 $1,545 $1,470 81% 82% 81% 84% 86% 81% 76% 69% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% $50 0 $70 0 $90 0 $1,1 00 $1,3 00 $1,5 00 $1,7 00 $1,9 00 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Core Deposits (1) Core Deposits % to Total Deposits Noninterest DDA 31% Retail Other Interest- Bearing 21% Retail Time Deposits 38% State and Brokered Deposits 10% Deposit Composition (1) Not presented in accordance with GAAP. See “Non-GAAP Measures” for reconciliation of this measure to its most comparable GAAP measure. $796 $833 $830 $892 $989 $810 $735 $654 $392 $410 $423 $464 $492 $553 $515 $460 $445 $425 $429 $420 $422 $476 $649 $811 $165 $165 $185 $135 $95 $139 $147 $217 $1,798 $1,833 $1,867 $1,911 $1,998 $1,978 $2,046 $2,142 0 500 1,00 0 1,50 0 2,00 0 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Deposit Trend Noninterest DDA Retail Other Interest-Bearing Retail Time Deposits State and Brokered Deposits YoY +12.1% ($ in millions) ($ in millions) March 31, 2023 18

Time Deposits as of March 31, 2023 Retail Time Deposits State and Brokered Time Deposits Total ($ in thousands) Amount WA Rate Amount WA Rate Amount WA Rate Less Than 3 Months $ 105,751 3.20% $ 136,871 4.13% $ 242,622 3.73% 3 to 6 Months 67,166 3.06% 47,827 4.39% 114,993 3.61% 6 to 9 Months 307,184 4.17% 27,608 4.36% 334,792 4.19% 9 to 12 Months 323,499 4.51% 3,756 3.90% 327,255 4.50% More than 12 Months 6,913 2.34% 957 4.35% 7,870 2.58% Total $ 810,513 4.07% $ 217,019 4.22% $ 1,027,532 4.10% 19

$9.8 $11.0 $10.7 $10.2 $9.1 $7.0 $8.7 $10.3 $13.0 $14.6 $13.8 $13.2 $12.8 $13.5 $13.5 $11.7 -1.0 1.0 3.0 5.0 7.0 9.0 11. 0 13. 0 15. 0 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 Net Income PTPP 1.96% 2.11% 2.01% 1.92% 1.65% 1.19% 1.44% 1.69% 2.58% 2.79% 2.59% 2.48% 2.32% 2.31% 2.24% 1.92% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 3.0 0% 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 ROAA Adjusted ROAA $0.64 $0.73 $0.70 $0.67 $0.60 $0.46 $0.58 $0.70 $0.85 $0.97 $0.91 $0.87 $0.84 $0.89 $0.91 $0.80 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 Diluted EPS Adjusted Diluted EPS 16.49% 17.98% 16.84% 16.01% 12.48% 8.16% 10.31% 12.46% 21.79% 23.79% 21.72% 20.65% 17.51% 15.84% 16.04% 14.13% 0.0 0% 5.0 0% 10. 00% 15. 00% 20. 00% 25. 00% 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 ROAE Adjusted ROAE ($ in millions) Net Income & PTPP(1) Income Diluted EPS & Adjusted Diluted EPS(1) ROAA & Adjusted ROAA(1) ROAE & Adjusted ROAE(1) (1) PTPP (Pre-Tax Pre-Provision) income, and adjusted EPS, ROAA and ROAE for PTPP are not presented in accordance with GAAP. See “Non-GAAP measure” for reconciliations of these measures to their most comparable GAAP measures. 20

$34.1 $45.0 $36.8 $39.7 $38.4 $27.3 $17.4 $27.1 12.2% 10.8% 10.0% 10.6% 6.8% 7.5% 6.3% 7.5% 11.6% 9.5% 9.1% 9.5% 5.3% 5.2% 4.4% 4.8% -30.0% -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10. 0% -5.0 5.0 15. 0 25. 0 35. 0 45. 0 55. 0 65. 0 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 SBA Loan Sale Trend SBA Loan Sold $ Premium % Gain % ($ in millions) ($ in millions) $53.0 $71.4 $52.3 $29.7 $42.7 $46.1 $22.3 $22.5 0.0 10. 0 20. 0 30. 0 40. 0 50. 0 60. 0 70. 0 80. 0 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 SBA 7(a) Loan Production (1) $1.2 $1.3 $1.4 $1.5 $1.6 $1.8 $1.6 $1.7 $4.0 $4.3 $3.4 $3.8 $2.0 $1.4 $0.8 $1.3 77% 76% 70% 71% 56% 45% 32% 43% 0% 10% 20% 30% 40% 50% 60% 70% 80% 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 Noninterest Income Trend All Other Income Gain % to Total (1) Total commitment basis ($ in millions) Gain on Sale of Loans 21

$7.1 $7.6 $7.1 $8.6 $8.1 $8.5 $7.9 $8.9 $4.0 $3.6 $4.1 $3.5 $4.1 $5.2 $5.2 $4.8 2.21% 2.17% 2.12% 2.23% 2.22% 2.36% 2.19% 2.23% 0.0 0% 0.5 0% 1.0 0% 1.5 0% 2.0 0% 2.5 0% 0.0 2.0 4.0 6.0 8.0 10. 0 12. 0 14. 0 16. 0 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 Noninterest Expense Trend Compensation All Other Expenses % to Average Total Assets 46.1% 43.5% 44.8% 47.8% 49.0% 50.4% 49.2% 54.1% 59.4% 59.2% 59.8% 62.1% 60.5% 59.2% 58.9% 0.00% 10.0 0% 20.0 0% 30.0 0% 40.0 0% 50.0 0% 60.0 0% 70.0 0% 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 Efficiency Ratio (2) PCB Peer Average 248 249 247 256 271 274 272 276 230 235 240 245 250 255 260 265 270 275 280 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Number of FTE (3) Employees (1) (1) Annualized (2) Source: Peer $1 to $3 billion per UBPR (3) Full-time equivalent ($ in millions) 22

4.63% 4.63% 4.75% 4.59% 4.62% 4.72% 5.17% 5.70% 6.11% 3.70% 3.83% 3.93% 3.87% 3.87% 4.01% 4.25% 4.15% 3.79% 0.52% 0.40% 0.37% 0.35% 0.35% 0.43% 0.98% 2.28% 3.45% 0.34% 0.24% 0.21% 0.19% 0.19% 0.23% 0.57% 1.42% 2.33% -1.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 Yield & Cost (1) Loan Yield Net Interest Margin Cost of Interest-Bearing Liabilities Cost of Funds (1) Annualized 23

13.62% 16.03% 16.03% 17.27% 5.00% 6.50% 8.00% 10.00% 0.00% 2.00% 4.00% 6.00% 8.00% 10.0 0% 12.0 0% 14.0 0% 16.0 0% 18.0 0% 20.0 0% Tier 1 Leverage CET 1 Capital Tier 1 Capital Total Capital Bank Regulatory Capital Ratios Actual Minimum Requirement For Well-Capitalized $16.09 $16.68 $17.24 $17.47 $22.36 $22.40 $22.94 $23.56 $17.73 $17.75 $18.21 $18.72 $12 .00 $14 .00 $16 .00 $18 .00 $20 .00 $22 .00 $24 .00 $26 .00 Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Book Value/TCE Per Share BV Per Share TCE Per Share March 31, 2023 11.60% 11.76% 11.92% 14.26% 14.30% 13.86% 13.47% 11.87% 11.31% 11.33% 11.00% 10.71% 8.00% 9.00% 10.0 0% 11.0 0% 12.0 0% 13.0 0% 14.0 0% 15.0 0% Jun-21 Sep-21 Dec-21 Mar-22 Jun-22 Sep-22 Dec-22 Mar-23 Total Equity/TCE to Total Assets Total Equity to Total Assets TCE to Total Assets (1) Not presented in accordance with U.S. GAAP. See “Non-GAAP measure” for a reconciliation of these measure to its most comparable GAAP measures. (1) (1) 24

Adjusted ACL to HFI Loans Ratio Adjusted ACL to HFI loans ratio is a non-GAAP measure that we use to enhance comparability to prior periods and provide supplemental information regarding the Company’s credit trends. We calculate adjusted ACL to HFI loan ratio as ACL divided by loans held-for-investment excluding SBA PPP loans; however, this non-GAAP measure had become less significant as most of SBA PPP loan balance were forgiven or paid off during 2022. Core Deposits Core Deposits are a non-GAAP measure that we use to measure the portion of our total deposits that are thought to be more stable, lower cost and reprice less frequently on average in a rising rate environment. We calculate core deposits as total deposits less time deposits greater than $250,000 and brokered deposits. Management tracks its core deposits because management believes it is a useful measure to help assess the Company’s deposit base and, among other things, potential volatility therein. PTPP Income, and Adjusted ROAA, ROAE and Diluted EPS for PTPP PTPP income, and adjusted ROAA, ROAE and Diluted EPS are non-GAAP measures that we use to measure the Company’s performance and believe these presentations provide useful supplemental information, and a clearer understanding of the Company’s performance. We calculated PTPP income as net income excluding income tax provision and provision for loan losses. Management believes the non-GAAP measures enhance investors’ understanding of the Company’s business and performance. These measures are also useful in understanding performance trends and facilitate comparisons with the performance of other financial institutions. The limitations associated with operating measures are the risk that persons might disagree as to the appropriateness of items comprising these measures and that different companies might calculate these measures differently ROATCE, TCE Per Share and TCE to Total Assets ROATCE, TCE per share and TCE to total assets measures that we use to measure the Company’s performance. We calculated TCE as total shareholders’ equity excluding preferred stock. Management believes the non-GAAP measures provide useful supplemental information, and a clearer understanding of the Company’s performance. 25

Non-GAAP Measures

The following table reconciles adjusted ACL to HFI loans ratio and core deposits to their most comparable GAAP measures:

($ in thousands)		Jun-21	Sep-21	Dec-21	Mar-22	Jun-22	Sep-22	Dec-22	Mar-23
HFI Loans	(a)	$ 1,719,656	$ 1,707,878	$ 1,732,205	$ 1,742,955	$ 1,833,010	$ 1,959,237	$ 2,046,063	$ 2,092,442
Less: SBA PPP Loans		(181,019)	(101,901)	(65,329)	(22,926)	(1,583)	(1,309)	(1,197)	(1,100)
HFI Loans, Excluding SBA PPP Loans	(b)	$ 1,538,637	$ 1,605,977	$ 1,666,876	$ 1,720,029	$ 1,831,427	$ 1,957,928	$ 2,044,866	$ 2,091,342
ACL	(c)	$ 24,889	$ 23,807	$ 22,381	$ 21,198	$ 21,071	$ 23,761	$ 24,942	$ 24,694
ACL to HFI Loans Ratio	(c)/(a)	1.45%	1.39%	1.29%	1.22%	1.15%	1.21%	1.22%	1.18%
Adjusted ACL to HFI Loans Ratio	(c)/(b)	1.62%	1.48%	1.34%	1.23%	1.15%	1.21%	1.22%	1.18%
Total Deposits	(d)	$ 1,797,648	$ 1,832,666	$ 1,867,134	$ 1,910,379	$ 1,997,607	$ 1,978,098	$ 2,045,983	$ 2,141,689
Less: Time Deposits Greater Than $250K		(273,401)	(263,127)	(272,269)	(273,844)	(246,024)	(299,271)	(413,876)	(514,464)
Less: Brokered Deposits		(65,004)	(65,004)	(85,001)	(35,001)	(35,001)	(79,131)	(87,031)	(157,020)
Core Deposits	(e)	$ 1,459,243	$ 1,504,535	$ 1,509,864	$ 1,601,534	$ 1,716,582	$ 1,599,696	$ 1,545,076	$ 1,470,205
Core Deposits to Total Deposits	(e)/(d)	81.2%	82.1%	80.9%	83.8%	85.9%	80.9%	75.5%	68.6%

26

PCB BANCORP

Non-GAAP Measures

The following table reconciles PTPP income, and adjusted ROAA, ROAE and diluted EPS for PTPP to their most comparable GAAP measures:

($ in thousands)		2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	1Q23
Net Income	(a)	$ 9,844	$ 11,023	$ 10,676	$ 10,240	$ 9,092	$ 6,953	$ 8,702	$ 10,297
Add: Provision (Reversal) for Credit Losses[1]		(934)	(1,053)	(1,462)	(1,191)	(109)	3,753	1,149	(2,778)
Add: Income Tax Provision		4,098	4,613	4,551	4,159	3,771	2,798	3,688	4,162
PTPP Income (Non-GAAP)	(b)	$ 13,008	$ 14,583	$ 13,765	$ 13,208	$ 12,754	$ 13,504	$ 13,539	$ 11,681
Average Total Assets	(c)	$ 2,018,789	$ 2,070,365	$ 2,111,834	$ 2,161,132	$ 2,208,059	$ 2,319,439	$ 2,395,712	$ 2,470,876
ROAA [2]	(a)/(c)	1.96%	2.11%	2.01%	1.92%	1.65%	1.19%	1.44%	1.69%
Adjusted ROAA (Non-GAAP)[1]	(b)/(c)	2.58%	2.79%	2.59%	2.48%	2.32%	2.31%	2.24%	1.92%
Average Total Shareholders' Equity	(d)	$ 239,448	$ 243,185	$ 251,477	$ 259,367	$ 292,135	$ 338,248	$ 334,832	$ 335,169
ROAE [2]	(a)/(d)	16.49%	17.98%	16.84%	16.01%	12.48%	8.16%	10.31%	12.46%
Adjusted ROAE (Non-GAAP)[1]	(b)/(d)	21.79%	23.79%	21.72%	20.65%	17.51%	15.84%	16.04%	14.13%
Net Income		$ 9,844	$ 11,023	$ 10,676	$ 10,240	$ 9,092	$ 6,953	$ 8,702	$ 10,297
Less: Income Allocated to Participating Securities		(41)	(43)	(40)	(48)	(42)	(30)	(37)	(33)
Net Income Allocated to Common Stock	(e)	9,803	10,980	10,636	10,192	9,050	6,923	8,665	10,264
Add: Provision for Loan Losses		(934)	(1,053)	(1,462)	(1,191)	(109)	3,753	1,149	(2,778)
Add: Income Tax Provision		4,098	4,613	4,551	4,159	3,771	2,798	3,688	4,162
PTPP Income Allocated to Common Stock	(f)	$ 12,967	$ 14,540	$ 13,725	$ 13,160	$ 12,712	$ 13,474	$ 13,502	$ 11,648
WA common shares outstanding, diluted	(g)	15,309,873	15,031,558	15,093,351	15,141,693	15,122,452	15,088,089	14,904,106	14,574,929
Diluted EPS	(e)/(g)	$ 0.64	$ 0.73	$ 0.70	$ 0.67	$ 0.60	$ 0.46	$ 0.58	$ 0.70
Adjusted Diluted EPS (Non-GAAP)	(f)/(g)	$ 0.85	$ 0.97	$ 0.91	$ 0.87	$ 0.84	$ 0.89	$ 0.91	$ 0.80

(1) Provision (reversal) for credit losses does not include provision (reversal) for off-balance sheet credit exposures for periods prior to January 1, 2023.
(2) Annualized.

27

PCB BANCORP

Non-GAAP Measures

The following table reconciles ROATCE to its most comparable GAAP measure:

($ in thousands)		2Q21	3Q21	4Q21	1Q22	2Q22	3Q22	4Q22	Q123	2022
Average Total Shareholders' Equity	(a)	$ 239,448	$ 243,185	$ 251,477	$ 259,367	$ 292,135	$ 338,248	$ 334,832	$ 335,169	$ 306,440
Less: Average Preferred Stock		0	0	0	0	28,872	69,141	69,141	69,141	42,053
Average TCE (Non-GAAP)	(b)	$ 239,448	$ 243,185	$ 251,477	$ 259,367	$ 263,263	$ 269,107	$ 265,691	$ 266,028	$ 264,387
Net Income	(c)	$ 9,844	$ 11,023	$ 10,676	$ 10,240	$ 9,092	$ 6,953	$ 8,702	$ 10,297	$ 34,987
ROAE [(1)]	(c)/(a)	16.49%	17.98%	16.84%	16.01%	12.48%	8.16%	10.31%	12.46%	11.42%
ROATCE (Non-GAAP)[(1)]	(c)/(b)	16.49%	17.98%	16.84%	16.01%	13.85%	10.25%	12.99%	15.70%	13.23%

The following table reconciles TCE per share and TCE to total assets to their most comparable GAAP measures:

($ in thousands, except per share data)		Jun-21	Sep-21	Dec-21	Mar-22	Jun-22	Sep-22	Dec-22	Mar-23
Total Shareholders' Equity	(a)	$ 238,941	$ 247,598	$ 256,286	$ 261,058	$ 334,375	$ 332,719	$ 335,442	$ 336,830
Less: Preferred Stock		0	0	0	0	69,141	69,141	69,141	69,141
TCE (Non-GAAP)	(b)	$ 238,941	$ 247,598	$ 256,286	$ 261,058	$ 265,234	$ 263,578	$ 266,301	$ 267,689
Outstanding Shares	(c)	14,854,315	14,841,626	14,865,825	14,944,663	14,956,760	14,853,140	14,625,474	14,297,870
Book Value Per Share	(a)/(c)	$ 16.09	$ 16.68	$ 17.24	$ 17.47	$ 22.36	$ 22.40	$ 22.94	$ 23.56
TCE Per Share (Non-GAAP)	(b)/(c)	$ 16.09	$ 16.68	$ 17.24	$ 17.47	$ 17.73	$ 17.75	$ 18.21	$ 18.72
Total Assets	(d)	$ 2,060,003	$ 2,104,699	$ 2,149,735	$ 2,199,742	$ 2,344,560	$ 2,327,051	$ 2,420,036	$ 2,500,524
Total Shareholders' Equity to Total Assets	(a)/(d)	11.60%	11.76%	11.92%	11.87%	14.26%	14.30%	13.86%	13.47%
TCE to Total Assets (Non-GAAP)	(b)/(d)	11.60%	11.76%	11.92%	11.87%	11.31%	11.33%	11.00%	10.71%

(1) Annualized.

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